# PROJECT PRESENTATION

sunesta

Paradisus

PAPAGAYO BAY RESORT
& LUXURY VILLAS

**Guanacaste | Costa Rica**


WHERE PARADISE HAS A NAME


SURROUNDED BY PRISTINE NATURE

# CONTENT

sunvesta

# PROJECT OVERVIEW

# FIVE-STAR LUXURY DEVELOPMENT

## Development of Paradisus Papagayo Bay Resort & Luxury villas in Guanacaste, Costa Rica

- ✓ SunVesta Group is in the final stages of developing its flagship project, a five-star, all-inclusive luxury beach resort, which is expected to open in Q4 2018 at a cost of USD 216.7 million (gross, before proceeds from villa sales).
- ✓ All construction permits have been obtained and the final stages of earthworks are being completed.
- ✓ Vertical construction is expected to begin in Q1 2017.
- ✓ To date, SunVesta's sponsors have invested over USD 60 million into the SunVesta group, funding the purchase of the land concessions and the initial stages of the development.
- ✓ The balance of the project costs is planned to be financed by a combination of senior debt and additional equity; if necessary.


VISTA MAR


VISTA BAHIA

# OPPORTUNITY HIGHLIGHTS

sunvesta

| | |
|---|---|
| Luxury five-star resort in excellent location | ✓ **The five-star resort is intended to become the leader in the luxury all-inclusive hotel segment in Costa Rica.**<br>✓ **The resort is located in an area of outstanding natural beauty, in a highly popular tourist region of Costa Rica.** |
| World-class hotel operator fully committed | ✓ Management contract has been agreed with Meliá Hotels International to operate the hotel under their "Paradisus" brand, one of the most successful and recognized luxury all-inclusive brands in the world. Meliá has been closely involved in the project from inception, playing a key role in developing both the design and the operating assumptions that underpin SunVesta's financial forecast for the resort. |
| Construction fully permitted with significant work already complete | ✓ The development plans for the entire resort have been drawn up and signed-off and all of the construction permits fully approved.<br>✓ Earthworks, retaining walls and ground preparations – the riskiest part of the construction – are substantially complete. |
| Demonstrated shareholder commitment | ✓ The sponsors have invested over USD 60 million in the SunVesta group to date, split between land costs (concessions), earthworks, planning and market studies.<br>✓ The sponsors are committed, if necessary in addition to the senior debt to providing the additional financing required to complete the development and the construction of the Paradisus Papagayo. |
| Full independent valuation and market report from highly respectable provider | ✓ A comprehensive valuation and market study report has been prepared by HVS Consulting and Valuation Services, a highly respected global hospitality valuation firm.<br>✓ The project has been valued by HVS at USD 231.0 million on a "when complete" basis and at USD 272.0 million on a "when stabilised" basis. |

# SITUATED IN AN IDYLLIC LOCATION

- ✓ The project is being developed at the southern end of the resort-residential corridor in Costa Rica, known as Polo Turístico Papagayo, which borders Bahía Culebra in the Gulf of Papagayo.
- ✓ The beautiful hillside site measures 22 hectares and has good road access to the new Daniel Oduber Quirós International Airport, located 15 kilometres away.
- ✓ Paradisus Papagayo Bay Resort & Luxury Villas is located in a neighbourhood characterized by resorts, residential developments, restaurants, a top-rated golf course and scenic land.
- ✓ Well-known brands, such as Four Seasons, Hilton, Occidental and Marriott have established hotels in the local area.
- ✓ The area is reserved exclusively for resorts and residential developments. All developments must follow strict ordinances that preserve the natural environment.



Lake Nicaragua
NICARAGUA
San Juan R.
La Cruz
Los Chiles
Caribbean Sea
Liberia
Muelle
Cañas
Quesada
Santa Cruz
COSTA RICA
Siquirres
Nicoya
Alajuela
Heredia
Puntarenas
Lepanto
San José
Puerto Limón
Santiago
Cartago
Moravia
Golfo de Nicoya
Parrita
Santa María
Puerto Quepos
San Isidro
General R.
Buenos Aires
Pacific Ocean
Ciudad Cortés
Golfito
PANAMA
0 50 mi
0 50 km
Golfo Dulce
Golfo de Chiriquí



# INDUSTRY OVERVIEW

# COSTA RICA – A LEADING TOURIST DESTINATION

sun/esta

- ✓ Costa Rica, with its rich variety of natural highlights, is one of the most popular and desirable travel destinations in the world.
- ✓ 12.9% (~US$6.3 billion) of total GDP in 2015 was derived from travel and tourism[1].
- ✓ With a CAGR of 4.9% since 2006, the number of international arrivals in Costa Rica has been growing at over double the growth in the number of hotel rooms available.
- ✓ Daniel Oduber International airport, which serves the Gulf of Papagayo, has seen an 11.2% CAGR in arrivals since 2006 and has recently completed its new two-story terminal which has four jetways, three stands and 28 international check-in counters to handle the increasing passenger volumes.

- (1) Includes investments in the sector such as construction of hotels, and domestic purchases of goods and services relating to the sector.
- Sources: The Costa Rica News (TCRN); Costa Rican Tourism Institute (ICT); the Costa Rican Department of Immigration; the World Economic Forum; and The World Travel & Tourism Council









# WHERE DEMAND FOR ACCOMODATION IS OUTPACING SUPPLY



Arrivals in Costa Rica
Total International Arrivals By All Means
2,500,000
2,000,000
1,500,000
1,000,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
Daniel Obuder International Arrivals
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Cumulative Average Growth Rate: 4.9%

Sources: Instituto Costarricense de Turismo, Sistema de Planta Turística and the Costa Rican Department of Immigration



Hotel Supply in Costa Rica
Total Number of Hotels
2,700
2,600
2,500
2,400
2,300
2,200
2,100
2,000
45,000
40,000
35,000
30,000
Total Number of Rooms
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Cumulative Average Growth Rate: 1.5%

# PARADISUS PAPAGAYO WILL FILL A CLEAR GAP IN THE LOCAL MARKET

sunesta

- ✓ Market analysis from HVS, a leading hospitality consulting organization, identifies a number of mid- to high-end hotels that operate in the surrounding area.
- ✓ Four Seasons Resort Costa Rica at Península Papagayo, which accounts for 12% of the rooms in the set identified by HVS, is the only high-end hotel currently available, with room rates significantly above the market average. The European-plan hotel has been operating for over 10 years and despite no significant renovation, continues to command premium rates.
- ✓ The Paradisus Papagayo Bay Resort will be a high-end luxury resort that is newer and, management believes, will be built to a higher specification than the Four Seasons, while offering lower, all-inclusive room rates.

| | | | 2013 Estimate | | | 2014 Estimate | | | |
|---|---|---|---|---|---|---|---|---|---|
| Property | Number of Rooms | % of Total | Occupancy | Average Rate (USD) | Rev PAR (USD) | Occupancy | Average Rate (USD) | Rev PAR (USD) | Rev PAR Change |
| **Mid- to high-end** | | | | | | | | | |
| Occidental Grand Papagayo | 169 | 12% | 67% | 201 | 135 | 67% | 203 | 136 | 1.0% |
| Westin Golf Resort & Spa Playa Conchal | 406 | 29% | 65% | 224 | 146 | 67% | 232 | 155 | 6.8% |
| JW Marriott Guanacaste | 310 | 22% | 51% | 208 | 106 | 51% | 232 | 118 | 11.5% |
| Hilton Papagayo Costa Rica Resort & Spa | 202 | 14% | 65% | 233 | 151 | 77% | 248 | 191 | 26.1% |
| Andaz Península Papagayo Resort | 153 | 11% | NA[3] | NA[3] | NA[3] | 37% | 368 | 136 | NA[3] |
| **High-end** | | | | | | | | | |
| Four Seasons Resort Costa Rica | 163 | 12% | 70% | 711 | 498 | 61% | 809 | 493 | -0.8% |
| **Sub-Totals/Averages** | **1,403** | | **62.5%** | **290** | **181** | **61%** | **307** | **187** | **3.2%** |
| Paradisus Papagayo Bay Resort | 382 | | | | | 56% | 649 | 363 | NA |

# PROJECT STATUS

# WORLD-CLASS OPERATOR ON BOARD

sunesta

Meliá Hotels International (formerly Sol Meliá Hotels & Resorts) is Spain's leading hotel company and one of the largest hotel companies in the world, with seven brands and more than 350 hotels in 35 countries. Meliá reported revenues of USD 1.9 billion in 2015 and is listed under the ticker MEL:SM, with a market cap of ~USD 2.1 billion· (Source: Meliá Hotels International)



| | Hotels | % | Rooms | % |
|---|---|---|---|---|
| EMEA | 103 | 29 | 26,352 | 29 |
| Asia | 13 | 4 | 3,762 | 4 |
| Americas | 82 | 23 | 26,969 | 29 |
| Spain | 155 | 44 | 35,333 | 38 |
| **Total** | **353** | | **92,416** | |

**A wide scope of brands covering different segments**
(by number of rooms)



Upscale Segment
39%
Midscale Segment
50%
Luxury Segment
11%
MELIÁ
INNSIDE
GRAN MELIÁ
Sol
ME

**Under 4 different management formals**
(by number of rooms)



Leased
24%
Franchised
7%
Managed
46%
Owned
23%

# MELIÁ IN COSTA RICA

sunvesta

- ✓ Meliá entered the Costa Rican market in 1996, managing what is now Westin Golf Resort & Spa at Playa Conchal under its Meliá brand until 2004. The hotel was then rebranded as a Paradisus resort in 2004 and Meliá continued to operate it until 2011, achieving an average occupancy rate of 73.8%[(1)].
- ✓ Whilst SunVesta's key personnel was leading the planning, design and budgeting of the project, Meliá has provided substantial support and has included the project in its current marketing materials and on its website.
- ✓ Meliá has offered owner's priority return and guaranteed owner's priority return in their contract, indicating their confidence in the project.
- ✓ The five-star resort will be managed under the Paradisus brand, which is an all-inclusive luxury resort brand owned and operated by Meliá with oceanfront resorts in Mexico, the Dominican Republic and Cuba. It is management's view that the new Paradisus Papagayo Bay Resort will be a flagship for the Paradisus brand.
- ✓ Sources: Meliá Hotels International

## Paradisus Brand

| 9 Hotels | 4,452 Rooms | 3 Countries | 5,914 Employees | 2,197,280 Customers |
|---|---|---|---|---|

# THE PROJECT IS WELL-ADVANCED

- ✓ Both land concessions have been granted. On July 13, 2015, Consejo del Polo de Desarrollo Turístico Papagayo at ICT (Council of Papagayo Tourism Development Project at ICT), unanimously approved the extension of the concessions for both Altos del Risco S.A. and Richland Investments Ltda. until 2052.
- ✓ Full architectural and interior designs have been drawn up.
- ✓ Development plans have been signed-off and all construction permits received.
- ✓ An agreement with Meliá has been reached for the management of the hotel.
- ✓ Earthworks, retaining walls and ground preparations are in final stages.
- ✓ An award letter has been signed with two general contractors that will form a joint venture for the construction of the hotel.


Prior
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Planning
Permitting
Financing
Earthworks
Construction
Hand over to management

# AND SUBSTANTIALLY DE-RISKED

sunvesta

| | | Low Risk | High Risk |
|---|---|---|---|
| 01 | Beginning of project | | 100% |
| 02 | Land survey | | 90% |
| 03 | First geological survey | | 80% |
| 04 | Earth movements (Elimination of hazzards) | | 60% |
| 05 | Second geolocigal survey | | 50% |
| 06 | Construction of retaining walls | | 30% |
| 07 | Site supervision and constant maintenance | | 25% |
| 08 | Meshes on hills and hilly land | | 20% |
| 09 | Constant environmental control | | 10% |
| 10 | Beginning of vertical construction (Pending) | | 10% |






# FULLY PERMITTED AND SHOVEL-READY

sunvesta

| PARADISUS PAGAGAYO BY RESORT & LUXURY VILLAS | | | PERMITS RECEIVED |
|---|---|---|---|
| | | **Status** | Received |
| 01 | Beginning of project | | 0% |
| 02 | Building permit Vista Mar | Received | 30% |
| 03 | Building permit Vista Bahia | Received | 60% |
| 04 | Environmental building permit | Received | 70% |
| 05 | Forestal inventory permit | Received | 85% |
| 06 | Maritime Law | Received | 100% |

- ✓ The concession allows construction on the public maritime zone, the 50-meter strip closest to the shore.


Front View of Vista Mar


Overview of Vista Mar and surrounding Properties


Lateral Overview of Vista Mar

# FINANCIAL OVERVIEW

# ESTIMATED PROJECT COST

| in USD 1000 | Forecast | Spent *) | Remaining |
|---|---|---|---|
| **Field work** | | | |
| Planning | 20'520 | 16'734 | 3'786 |
| External work | 22'999 | 10'726 | 12'273 |
| Vertical construction | 109'079 | 695 | 108'384 |
| Furniture, fixtures and equipment | 10'888 | 0 | 10'888 |
| Others | 11'912 | 3'702 | 8'210 |
| Tax exemption | -4'483 | 0 | -4'483 |
| Total | 170'915 | 31'857 | 139'058 |
| **Head office items** | | | |
| Land concessions | 19'700 | 19'700 | 0 |
| Interest during construction | 14'000 | 0 | 14'000 |
| Refundable working capital | 2'500 | 0 | 2'500 |
| Others | 9'600 | 1'370 | 8'230 |
| Total | 45'800 | 21'070 | 24'730 |
| **Grandtotals** | | | |
| **Total - Gross** | **216'715** | **52'927** | **163'788** |
| Less: Proceeds from sales of villas | -25'000 | 0 | -25'000 |
| **Total - Net** | **191'715** | **52'927** | **138'788** |

* Excluding US GAAP Capitalised Interest Expenses

# FINANCIAL PROJECTIONS - PARAMETERS

sunvesta

Management's projected financials for Paradisus Papagayo Bay Resort have been prepared with input from Meliá, informed by Meliá's previous experience in operating a property in the Gulf of Papagayo.

| Parameters Hotel Operations | Year 1 | Year 2 | Year 3 | Year 4 | Year 4 |
|---|---|---|---|---|---|
| Number of rooms | 382 | 382 | 382 | 382 | 382 |
| Operating days | 365 | 365 | 365 | 365 | 365 |
| Occupancy rates | 55% | 59% | 63% | 67% | 69% |
| Average Daily Rate in USD (ADR) | 414 | 447 | 479 | 507 | 533 |
| Number of rooms sold | 76.127 | 81.704 | 87.281 | 92.858 | 95.647 |

| Parameters Financial Statements | Year 1 | Year 2 | Year 3 | Year 4 | Year 5 |
|---|---|---|---|---|---|
| Annual Increase in Average rate in % | - | 8% | 7% | 6% | 5% |
| Management Fees Meliá (in % of Revenue) | 3% | 3% | 3% | 3% | 3% |
| Profit Sharing Meliá (in % of GOP) | 10% | 10% | 10% | 10% | 10% |
| Leaseback fees (in % of sales prices)) | 7% | 7% | 7% | 7% | 7% |
| Income Tax Rate (General | 30% | 30% | 30% | 30% | 30% |
| Annual Depreciation | 5% | 5% | 5% | 5% | 5% |
| Interest Expense (in & of senior debt) | 5,5% | 5,5% | 5,5% | 5,5% | 5,5% |

# FINANCIAL PROJECTIONS – BUSINESS CASE

sun/esta

| in USD 1000 | Year 1 | Year 2 | Year 3 | Year 4 | Year 5 |
|---|---|---|---|---|---|
| **Revenue** | | | | | |
| Rooms | 31.241 | 36.541 | 41.768 | 47.104 | 50.944 |
| Gastronomy | 22.106 | 25.611 | 29.261 | 32.986 | 35.670 |
| Spa | 4.932 | 5.714 | 6.528 | 7.359 | 7.958 |
| Others | 783 | 907 | 1.036 | 1.168 | 1.263 |
| **Total Revenue** | **59.062** | **68.773** | **78.593** | **88.617** | **95.835** |
| | | | | | |
| **Departmental Expenses** | | | | | |
| Rooms | 5.623 | 6.395 | 7.101 | 7.772 | 8.151 |
| Gastronomy | 11.716 | 13.446 | 15.216 | 16.988 | 18.191 |
| Spa | 3.255 | 3.743 | 4.243 | 4.747 | 5.093 |
| Others | 517 | 594 | 673 | 753 | 808 |
| **Total Departmental Expenses** | **21.111** | **24.177** | **27.233** | **30.260** | **32.244** |
| | | | | | |
| **Departmental Profits** | | | | | |
| Rooms | 25.618 | 30.146 | 34.667 | 39.332 | 42.793 |
| Gastronomy | 10.390 | 12.165 | 14.045 | 15.998 | 17.479 |
| Spa | 1.677 | 1.971 | 2.285 | 2.612 | 2.865 |
| Others | 266 | 313 | 363 | 415 | 455 |
| **Total Departmental Profits** | **37.951** | **44.596** | **51.360** | **58.357** | **63.591** |
| | | | | | |
| Undistributed Overhead Expenses | 11.812 | 13.067 | 14.147 | 15.065 | 16.292 |
| Management Fees | 1.772 | 2.063 | 2.358 | 2.659 | 2.875 |
| **Gross Operating Profit** | **24.367** | **29.466** | **34.855** | **40.633** | **44.424** |
| Incentive Fees | 2.437 | 2.947 | 3.486 | 4.063 | 4.442 |
| Leasing Fees for Villas | 2.188 | 2.188 | 2.188 | 2.188 | 2.188 |
| Others | 2.362 | 2.751 | 3.144 | 3.454 | 3.833 |
| **EBITDA** | **17.380** | **21.580** | **26.037** | **30.928** | **33.961** |

# HVS VALUATION

sunvesta

- ✓ In 2013, SunVesta commissioned HVS Consulting and Valuation Services, a leading hotel consulting and valuation firm that provides services in over 60 countries around the world, to carry out a comprehensive market study of the project. Later in 2014, HVS has also produced an appraisal report.
- ✓ In early 2015, SunVesta commissioned an updated combined report, to take into account the current market conditions and progress of the project development. The updated report was received in March 2015.
- ✓ The report values the project at USD 231 million "when complete" on January 1, 2017. The value estimate equates to USD 605,000 per room, whereby the villas have been counted with one room each.
- ✓ After five years of operation HVS has given the project a "when stabilized" valuation of USD 272 million. This value opinion equates to USD 712,000 per room, whereby the villas have been counted with one room each.

HVS

# KEY TAKEAWAYS

- ✓ World-class operator on-board
- ✓ Construction fully permitted and vertical construction ready
- ✓ Strong equity sponsorship
- ✓ Great location in a growing market

# ABOUT SUNVESTA

# ABOUT SUNVESTA

sunvesta

SunVesta Holding AG is a Swiss-based real estate development company involved in the development and ownership of investment properties in the upscale hotel and resort industry.

SunVesta Holding AG is 100% owned by SunVesta, Inc., a US-based publicly traded holding company whose shares are listed under the symbol SVSA:US and are traded over the counter on the OTCQB marketplace.

Within the scope of its corporate strategy, the Group plans future investments in upscale hotel properties, primarily resorts. It is expected that properties will remain within the Group over the medium term and that management of the hotels will be outsourced to leading hotel chains.

The Group's website is at www.sunvesta.com .







# ORGANISATIONAL STRUCTURE


SunVesta Inc.
SunVesta Holding AG Sub-Holding Company (Switzerland – 100%)
SunVesta Projects & Management AG Mgt company (Switzerland – 100%)
SunVesta Holding España SL Sub-Holding Company (Spain – 100%)
SunVesta Costa Rica SA Owner of land concessions (Costa Rica – 100%)

Currently, SunVesta Costa Rica SA is a direct subsidiary of SunVesta Holding AG.

During the fourth quarter of 2016 it will be transferred to SunVesta Holding España SL .

# SENIOR MANAGEMENT / SPONSORS



**Hans Rigendinger**
Chairman of the Directors of Board of SunVesta Holding AG and Chief Executive Officer SunVesta Inc.

Hans Rigendinger graduated from the Swiss Federal Institute of Technology in Zurich (ETH Zurich) with a Masters in civil engineering. Since 1972, Mr Rigendinger has owned an engineering planning and execution firm with 50 employees. He has been responsible for the planning and completion of more than 300 bridge construction projects and approximately 500 buildings and industrial installations. Since 1995, he has participated in the successful completion of several real estate projects in the commercial, residential and tourist segments. Mr Rigendinger has extensive specialized expertise and experience in the construction field and has participated in the development of SunVesta Group since 2007.



**Dr. Max Rössler**
Member of the Board of Directors – SunVesta Holding AG and SunVesta Inc.

Dr. Max Rössler studied mathematics at the Swiss Federal Institute of Technology in Zurich (ETH). After graduating from Harvard University, he had a research appointment with NASA. After returning to Switzerland, Dr. Rössler taught and conducted research at the ETH Zurich in the fields of applied mathematics and management science. During this period he applied mathematical methods to problems concerning financial investments. In 1978, Dr. Rössler joined Credit Suisse and was responsible for managing investment funds of approximately CHF 12 billion. From 1997, Dr. Rössler spent several years with SUVA (Swiss National Accident Insurance Fund) where he managed fixed interest investments. Dr. Rössler currently has two advisory board mandates with Swiss private banks.

# BOARD MEMBERS AND KEY INDIVIDUALS



**Charles Fessel**
Project Director – Paradisus Papagayo Bay & Luxury Villas
Internationally experienced hotel consultant. Acted as CEO of a number of companies including; Silberkugel AG and Recreation Management International Ltd.



**José Maria Figueres Olson**
Member of the Board of SunVesta Inc.
Businessman and former President of Costa Rica 1994 – 1998



**Howard M. Glicken**
Member of the Board of Directors – SunVesta Inc.
Founder, Chairman and CEO of The Americas Group



**Turan Tokay**
Member of the Board of Directors – SunVesta Holding AG
Businessman



**Andrés Montejo**
Director – SunVesta Costa Rica Ltda. (and affiliates)
One of the most renowned specialised property lawyers in Costa Rica



**Ernst Rosenberger**
Corporate Controller – SunVesta Group
Previous CFO of a Swiss-based international hotel company, Mövenpick Hotels & Resorts

# THANK YOU FOR YOUR ATTENTION

sunvesta

Paradisus

PAPAGAYO BAY RESORT
& LUXURY VILLAS

Guanacaste | Costa Rica





# APPENDICES

# APPENDIX: ECONOMIC ENVIRONMENT

sun/esta

- ✓ Costa Rica is one of Central America's most affluent countries and has experienced steady economic expansion over the past 25 years.
- ✓ Costa Rica has had a stable democracy since 1949 and has not been subject to, or affected by the political and civil unrest that has set back progress in the neighbouring countries.
- ✓ Although the country still maintains a large agricultural sector, Costa Rica has expanded its economy to include strong technology and tourism industries. The standard of living is relatively high and land ownership is widespread.
- ✓ Current projections foresee GDP growth of between 4.1% and 4.3% over the next few years, driven by private consumption and domestic investment.


COSTA RICA GDP
22.53
26.32
29.83
29.38
36.3
41.24
45.3
49.24
49.55
51.11
2006
2008
2010
2012
2014
2016
20
25
30
35
40
45
50
55
USD Billion


COSTA RICA GDP GROWTH RATE
1.03
1.46
0.63
0.79
1.01
0.69
0.25
0.31
1.3
1.1
0.7
1.75
Jul 2013
Jan 2014
Jul 2014
Jan 2015
Jul 2015
Jan 2016
0.2
0.4
0.6
0.8
1
1.2
1.4
1.6
1.8

# APPENDIX: INTERIOR AND EXTERIOR DESIGN

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# APPENDIX: MELIA'S BRANDS

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## PREMIUM



**GRAN MELIÁ** HOTELS & RESORTS

11 hotels
3,390 rooms

*Traditional luxury with an avant-garde flair. Gran Meliá offers exclusive hotels and resorts for discerning travellers in the world's most desirable destinations*

**Attributes:** RedLevel, RedGlove Service, Impressive Architecture, Signature Restaurants

**Benchmark:** St Regis I Park Hyatt I JW Marriott I Intercontinental I Westin I Hyatt

**ME**

6 hotels
1,378 rooms

*ME Hotels are meticulously designed to meet the demands of today's most progressive guests who view travel as an extension of their lifestyle*

**Attributes:** The Aura, The Clientele, Art & Design, Relevant Technology, F&B Social Epicenters

**Benchmark:** W Hotels I Andaz I Morgans Hotel Group

**Paradisus**

9 hotels
4,452 rooms

*An extraordinarily luxurious all-inclusive resort experience in prime oceanfront locations around the world*

**Attributes:** Family Concierge, Royal Service, YHI Spa, All Inclusive

**Benchmark:** Sandals I Secrets I Westin I Intercontinental I Royal Hideaway I Dreams I Palace Resorts I Couples Resorts

## UPSCALE



**MELIÃ** HOTELS & RESORTS

98 hotels
29,683 rooms

*With over 90 hotels in top urban and resort destinations worldwide, Meliá Hotels & Resorts represents the passion of Meliá Hotels International, and stands out for its perfect combination of design and service*

**Attributes:** The Level, Power Meetings, Culinary Experiences, YHI Spa

**Benchmark:** Hilton I Marriott I Hyatt I Le Meridien I Sheraton

**INNSIDE®** BY MELIÃ

14 hotels
1,864 rooms

*Each with its own unique architectural personality, sleek rooms and stylish destination bars and restaurants, INNSIDE by Meliá hotels portray a fresh and smart choice for business travelers wanting a touch of lifestyle*

**Attributes:** Unique Urban Design Hotels:
Efficient, Informal And Smart Service With
German Essence

**Benchmark:** Aloft I AC I Radisson Blu I Indigo

## MIDSCALE



**TRYP** BY WYNDHAM

88 hotels
13,771 rooms

*AT TRYP, YOU OWN THE CITY. Over 90 hotels worldwide including Barcelona, Buenos Aires, Madrid, Paris, New York and São Paulo. Own the city*

**Attributes:** Own the city, Prime Locations,
Premium Breakfast Buffet, Free Internet

**Benchmark:** Novotel I Paradores I AC I Room Mate I Rafael Hoteles I NH I Silken
Abba I Lindner

**Sol** hotels&resorts

79 hotels
25,952 rooms

*Hotels and resorts just footsteps from the beach in the principal tourist destinations of the Mediterranean, Canary Island and the Caribbean, Fresh holiday types- from family-friendly hotels to the adults-only experience*

**Attributes:** "Smart & Simple" Design; Themed Hotels, Varied Buffets, Activities

**Benchmark:** Iberostar, I Riu I H10 I Barceló I Fiesta

# DISCLAIMER

**Forward-Looking Statements**

This presentation contains forward-looking statements. Forward-looking statements are not guarantees of performance. They represent our current intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. These statements are based on certain assumptions that, although believed to be reasonable at this time, may prove to be erroneous. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "projects", "forecasts", "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this presentation. We also note the following forward-looking statements that have been included in this presentation: our financial projections; the estimated completion dates of various stages of the project; the estimated project cost and cost to complete the project; the timing of negotiations with contractors; and expectations regarding concessions and approvals. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of the presentation. All subsequent written and oral forward-looking statements attributable to us or any person on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances occurring after the date of the presentation.

**Non-GAAP Financial Measures**

This presentation contains certain forward-looking non-GAAP financial measures. EBITDA is a non-GAAP measure of liquidity and should be viewed as a supplement to, not a substitute for, results of operations presented on a GAAP basis. Our presentation of non-GAAP financial measures may not be comparable to similar non-GAAP measures used by other companies.